EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Stock Incentive Plan of OXiGENE, Inc., as amended, of our report dated January 13, 1999, with respect to the consolidated financial statements of OXiGENE, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                          /s/ ERNST & YOUNG LLP
                                          ---------------------


New York, New York
March 14, 2000